RESTRICTED STOCK AWARD




                      WITNESSETH:

     WHEREAS, the Company believes it to be in the best interests of the Company and its stockholders for officers and employees of the Company to obtain or increase their stock interest in the Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable; and

    WHEREAS, the Executive is employed by ROC as an officer or employee;

     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Award of Shares.

The Company hereby grants to Executive a total of NINETEEN THOUSAND FIVE HUNDRED (19,500) shares (the "Restricted Shares") of Common Stock, $.001 par value per share, of the Company ("Common Stock"), subject to the terms and conditions detailed below.

2.       Closing.

The transfer of the Restricted Shares (the "Closing") shall occur simultaneously with the execution of this Award. Concurrently with the execution of this Award,
(i) the Company shall arrange to have delivered to the Executive a copy of a certificate representing the Restricted Shares which shall contain the legend set forth in paragraph 7; (ii) the Executive shall have delivered to the Company a duly executed Release Of All Claims regarding the attempted grant of options on or about July 15, 2003 under the Company's 1993 Employee Stock Option Plan; and (iii) the Executive shall have delivered a duly signed Section 83(b) election with respect to the grant of Restricted Shares, but only if the
Executive,   in  his  sole  discretion,   intends  to  make  such  election.

3.Restrictions.

The Restricted Shares are being awarded to Executive subject to the transfer and forfeiture restrictions set forth below (the "Restrictions"), which shall lapse after the expiration of the periods described in paragraph 4 below.
(a)      Transfer.

Executive may not directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer any of the Restricted Shares still subject to Restrictions without the written consent of the Company.
(b)      Forfeiture.

Upon involuntary termination of Executive's employment with the Company or any subsidiary of the Company for cause, as defined below, all Restricted Shares still subject to Restrictions shall be returned to or canceled by the Company, appropriately adjusted for any change in the capital stock of the Company by reason of any stock dividend or distribution, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any similar change affecting the capital stock of the Company, which has occurred after the date hereof, and shall be deemed to have been forfeited by Executive. Upon a forfeiture of Executive's Restricted Shares due to for cause involuntary termination, the Company will not be obligated to pay Executive any consideration whatsoever for the forfeited Restricted Shares.

For purposes of this Restricted Stock Award, the following shall constitute terminable actions "for cause":

   (i) A final felony conviction shall be entered against Executive after all appeals have been exhausted;

   (ii) A final civil judgment shall be entered after all appeals have been exhausted in which there is a finding of Executive's fraud or dishonesty whether or not involving the Company;

   (iii) Refusal by Executive to perform "Reasonable Duties" assigned to Executive provided Executive shall fail to correct any such failure within thirty (30) days after written notice ("Cure Period"); or

   (iv) The Gaming Authorities in any Jurisdiction in which the Company shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in Executive's individual capacity.

4.       Lapse of Restrictions.

(a)      The Restrictions shall lapse on the first to occur, as follows:

(i) pursuant to the following vesting schedule so long as Executive is continuously employed by the Company through each vesting date and only to the extent of the vesting at each vesting date while so employed with Company:

o        20% on March 10, 2006;
o        40% on March 10, 2007;
o        60% on March 10, 2008;
o        80% on March 10, 2009;
o        100% on March 10, 2010;

(ii) on the date the Executive's employment with the Company or any subsidiary of Company is terminated by the Company or any subsidiary of the Company for any reason except for cause;

(iii) upon Executive's retirement so long as Executive has attained the age of 62 at the time of retirement;

(iv)    on the date the  Executive  dies or becomes  permanently  disabled
        (as defined below) all remaining Restricted Shares shall no longer be subject to the Restrictions;

(v) upon the "Change of Control" (as defined below) of the Company, all remaining Restricted Shares shall no longer be subject to the Restrictions; or

 (vi)   the  Compensation  Committee,  in  its  discretion,   removes  all  or
        any part of the restrictions upon a medical/education hardship application by the Executive to the Compensation Committee.

For purposes of this Restricted Stock Award, Executive shall be considered "permanently disabled" if he has a terminal illness or he becomes physically or mentally incapacitated or permanently disabled to the extent that Executive is unable to perform his services for the Company, as evidenced by the written confirmation of an independent physician selected by the Company and not unreasonably rejected by Executive or his legal representatives.

For purposes of this Restricted Stock Award, "Change of Control" shall mean the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more companies as a result of which the owners of all of the outstanding shares of Common Stock immediately prior to such reorganization, merger or consolidation own in the aggregate less than 50% of the outstanding shares of Common Stock of the Company or any other entity into which the Company shall be merged or consolidated immediately following the consummation thereof, or the sale, transfer or other disposition of all or substantially all of the assets or more than 50% of the then outstanding shares of Common Stock of the Company. Upon any such Change of Control (i) this Restricted Stock Award shall accelerate to become fully vested; and (ii) to the extent required by the terms of the transaction constituting a "Change of Control", Executive shall be obligated to participate in the Change of Control on the same terms and conditions as other holders of the Common Stock.

(b) To the extent the Restrictions shall have lapsed under this paragraph 4 with respect to any portion of the Restricted Shares subject to this Award, those shares (the "Vested Shares") will be free of the terms and conditions of this Award.

5.       Adjustments.

If there is any change in the capital stock of the Company as described in paragraph 3(b), the terms "Restricted Shares" and "Vested Shares" shall include any shares or other securities that Executive receives or becomes entitled to receive as a result of Executive's ownership of the original Restricted Shares.

6.       Release Of All Claims.

The delivery of Restricted Shares pursuant to this Award is further conditioned upon Executive's execution and delivery of a Release Of All Claims with the Company in substantially the form attached hereto as Exhibit "A".

7.       Restrictive Legend.

Executive will be issued a copy of the stock certificates with respect to the Restricted Shares, as described in paragraph 2. Such certificates shall be registered in Executive's name and shall be inscribed with a legend evidencing the Restrictions and forfeiture provisions hereof, the Stock Transfer Agreement, and such additional legend as may be required to comply with the Securities Act of 1933, as amended and applicable state securities laws. From time to time, at the request of the Executive, the Company will issue new certificates without the legend evidencing the Restrictions and forfeiture provisions hereof with respect to shares that have become Vested Shares in accordance with paragraph 4.

8.       Custody.

All certificates representing the Restricted Shares (other than Vested Shares) shall be deposited with the Company. The Company is hereby authorized to cause the transfer to come into its name of all certificates representing the Restricted Shares which are forfeited to the Company pursuant to paragraph 3 hereof. Certificates representing shares as to which the Restrictions have lapsed shall, subject to any applicable securities law restrictions or any restrictions imposed by the Stock Transfer Agreement, be delivered by the Company to Executive or Executive's personal representative.

9.       Voting and Other Rights.

(a) Upon the registration of the Restricted Shares in Executive's name, Executive shall have all of the rights and status as a stockholder of the Company with respect to the Restricted Shares, including the right to vote such shares and to receive dividends or other distributions thereon.

(b) The granting of the Restricted Shares does not confer upon Executive any right to continue in the employ of the Company.

10.      Withholding Taxes.

The award or other transfer of the Restricted Shares, and the lapse of Restrictions on the Restricted Shares, shall be conditioned further on any applicable withholding taxes having been collected by lump sum payroll deduction or direct payment to the Company.

11.      Resolution of Disputes.

This Agreement shall be controlled by Nevada law (except to the extent preempted by federal law).

         IN WITNESS WHEREOF, the parties have caused this Award of Restricted Shares to be effective as of the day and year first above written.



EXECUTIVE                           RIVIERA HOLDINGS CORPORATION



By: ______________________________  By: _____________________________
      TULLIO J. MARCHIONNE                WILLIAM L. WESTERMAN
                                           Its:   Chairman


                         RESTRICTED STOCK AWARD



     THIS RESTRICTED STOCK AWARD ("Award") effective the 10th day of March, 2005, between Riviera Holdings Corporation ("RHC"), a Nevada Corporation (hereinafter referred to as "Company"), its wholly owned subsidiary, Riviera Operating Corporation ("ROC"), and DUANE KROHN (hereinafter referred to as "Executive").

                                                     WITNESSETH:

     WHEREAS, the Company believes it to be in the best interests of the Company and its stockholders for officers and employees of the Company to obtain or increase their stock interest in the Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable; and

          WHEREAS, the Executive is employed by ROC as an officer or employee;

     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Award of Shares.

     The Company hereby grants to Executive a total of THIRTY THOUSAND (30,000) shares (the "Restricted Shares") of Common Stock, $.001 par value per share, of the Company ("Common Stock"), subject to the terms and conditions detailed below.

2.       Closing.

     The transfer of the Restricted Shares (the "Closing") shall occur simultaneously with the execution of this Award. Concurrently with the execution of this Award, (i) the Company shall arrange to have delivered to the Executive a copy of a certificate representing the Restricted Shares which shall contain the legend set forth in paragraph 7; (ii) the Executive shall have delivered to the Company a duly executed Release Of All Claims regarding the attempted grant of options on or about July 15, 2003 under the Company's 1993 Employee Stock Option Plan; and (iii) the Executive shall have delivered a duly signed Section 83(b) election with respect to the grant of Restricted Shares, but only if the Executive, in his sole discretion, intends to make such election.

3.       Restrictions.

     The Restricted Shares are being awarded to Executive subject to the transfer and forfeiture restrictions set forth below (the "Restrictions"), which shall lapse after the expiration of the periods described in paragraph 4 below.

(a)      Transfer.

     Executive may not directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer any of the Restricted Shares still subject to Restrictions without the written consent of the Company.

(b)      Forfeiture.

     Upon involuntary termination of Executive's employment with the Company or any subsidiary of the Company for cause, as defined below, all Restricted Shares still subject to Restrictions shall be returned to or canceled by the Company, appropriately adjusted for any change in the capital stock of the Company by reason of any stock dividend or distribution, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any similar change affecting the capital stock of the Company, which has occurred after the date hereof, and shall be deemed to have been forfeited by Executive. Upon a forfeiture of Executive's Restricted Shares due to for cause involuntary termination, the Company will not be obligated to pay Executive any consideration whatsoever for the forfeited Restricted Shares.

  For purposes of this Restricted Stock Award, the following shall constitute terminable actions "for cause":

 (i) A final felony conviction shall be entered against Executive after all appeals have been exhausted;

 (ii) A final civil judgment shall be entered after all appeals have been exhausted in which there is a finding of Executive's fraud or dishonesty whether or not involving the Company;

 (iii) Refusal by Executive to perform "Reasonable Duties" assigned to Executive provided Executive shall fail to correct any such failure within thirty (30) days after written notice ("Cure Period"); or

(iv) The Gaming Authorities in any Jurisdiction in which the Company shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in Executive's individual capacity.

4.       Lapse of Restrictions.

(b)      The Restrictions shall lapse on the first to occur, as follows:

(i) pursuant to the following vesting schedule so long as Executive is continuously employed by the Company through each vesting date and only to the extent of the vesting at each vesting date while so employed with Company:

o        20% on March 10, 2006;
o        40% on March 10, 2007;
o        60% on March 10, 2008;
o        80% on March 10, 2009;
o        100% on March 10, 2010;

 (ii) on the date the Executive's employment with the Company or any subsidiary of Company is terminated by the Company or any subsidiary of the Company for any reason except for cause;

 (iii) upon Executive's retirement so long as Executive has attained the age of 62 at the time of retirement;

 (iv)    on the date the  Executive  dies or becomes  permanently  disabled
         (as defined below) all remaining Restricted Shares shall no longer be subject to the Restrictions;

 (v) upon the "Change of Control" (as defined below) of the Company, all remaining Restricted Shares shall no longer be subject to the Restrictions; or

  (vi) the Compensation Committee, in its discretion, removes all or any part of the restrictions upon a medical/education hardship application by the Executive to the Compensation Committee.

For purposes of this Restricted Stock Award, Executive shall be considered "permanently disabled" if he has a terminal illness or he becomes physically or mentally incapacitated or permanently disabled to the extent that Executive is unable to perform his services for the Company, as evidenced by the written confirmation of an independent physician selected by the Company and not unreasonably rejected by Executive or his legal representatives.

For purposes of this Restricted Stock Award, "Change of Control" shall mean the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more companies as a result of which the owners of all of the outstanding shares of Common Stock immediately prior to such reorganization, merger or consolidation own in the aggregate less than 50% of the outstanding shares of Common Stock of the Company or any other entity into which the Company shall be merged or consolidated immediately following the consummation thereof, or the sale, transfer or other disposition of all or substantially all of the assets or more than 50% of the then outstanding shares of Common Stock of the Company. Upon any such Change of Control (i) this Restricted Stock Award shall accelerate to become fully vested; and (ii) to the extent required by the terms of the transaction constituting a "Change of Control", Executive shall be obligated to participate in the Change of Control on the same terms and conditions as other holders of the Common Stock.

(b) To the extent the Restrictions shall have lapsed under this paragraph 4 with respect to any portion of the Restricted Shares subject to this Award, those shares (the "Vested Shares") will be free of the terms and conditions of this Award.

5.       Adjustments.

If there is any change in the capital stock of the Company as described in paragraph 3(b), the terms "Restricted Shares" and "Vested Shares" shall include any shares or other securities that Executive receives or becomes entitled to receive as a result of Executive's ownership of the original Restricted Shares.

6.      Release Of All Claims.

The delivery of Restricted Shares pursuant to this Award is further conditioned upon Executive's execution and delivery of a Release Of All Claims with the
Company  in  substantially   the  form  attached  hereto  as  Exhibit  "A".

7.      Restrictive Legend.

Executive will be issued a copy of the stock certificates with respect to the Restricted Shares, as described in paragraph 2. Such certificates shall be registered in Executive's name and shall be inscribed with a legend evidencing the Restrictions and forfeiture provisions hereof, the Stock Transfer Agreement, and such additional legend as may be required to comply with the Securities Act of 1933, as amended and applicable state securities laws. From time to time, at the request of the Executive, the Company will issue new certificates without the legend evidencing the Restrictions and forfeiture provisions hereof with respect to shares that have become Vested Shares in accordance with paragraph 4.

8.      Custody.

All certificates representing the Restricted Shares (other than Vested Shares) shall be deposited with the Company. The Company is hereby authorized to cause the transfer to come into its name of all certificates representing the Restricted Shares which are forfeited to the Company pursuant to paragraph 3 hereof. Certificates representing shares as to which the Restrictions have lapsed shall, subject to any applicable securities law restrictions or any restrictions imposed by the Stock Transfer Agreement, be delivered by the Company to Executive or Executive's personal representative.

9.       Voting and Other Rights.

 (a) Upon the registration of the Restricted Shares in Executive's name, Executive shall have all of the rights and status as a stockholder of the Company with respect to the Restricted Shares, including the right to vote such shares and to receive dividends or other distributions thereon.

 (b) The granting of the Restricted Shares does not confer upon Executive any right to continue in the employ of the Company.

10.      Withholding Taxes.

The award or other transfer of the Restricted Shares, and the lapse of Restrictions on the Restricted Shares, shall be conditioned further on any applicable withholding taxes having been collected by lump sum payroll deduction or direct payment to the Company.

11.      Resolution of Disputes.

This Agreement shall be controlled by Nevada law (except to the extent preempted by federal law).

                  IN WITNESS WHEREOF, the parties have caused this Award of Restricted Shares to be effective as of the day and year first above written.



EXECUTIVE                              RIVIERA HOLDINGS CORPORATION



By: ______________________________  By: _____________________________
      DUANE KROHN                                  WILLIAM L. WESTERMAN
                                                              Its:   Chairman






                                     RESTRICTED STOCK AWARD



     THIS RESTRICTED STOCK AWARD ("Award") effective the 10th day of March, 2005, between Riviera Holdings Corporation ("RHC"), a Nevada Corporation (hereinafter referred to as "Company"), its wholly owned subsidiary, Riviera Operating Corporation ("ROC"), and RONALD P. JOHNSON (hereinafter referred to as "Executive").
                                                     WITNESSETH:

     WHEREAS, the Company believes it to be in the best interests of the Company and its stockholders for officers and employees of the Company to obtain or increase their stock interest in the Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable; and

          WHEREAS, the Executive is employed by ROC as an officer or employee;

     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Award of Shares.

     The Company hereby grants to Executive a total of THIRTY THOUSAND (30,000) shares (the "Restricted Shares") of Common Stock, $.001 par value per share, of the Company ("Common Stock"), subject to the terms and conditions detailed below.

2.       Closing.

     The transfer of the Restricted Shares (the "Closing") shall occur simultaneously with the execution of this Award. Concurrently with the execution of this Award, (i) the Company shall arrange to have delivered to the Executive a copy of a certificate representing the Restricted Shares which shall contain the legend set forth in paragraph 7; (ii) the Executive shall have delivered to the Company a duly executed Release Of All Claims regarding the attempted grant of options on or about July 15, 2003 under the Company's 1993 Employee Stock Option Plan; and (iii) the Executive shall have delivered a duly signed Section 83(b) election with respect to the grant of Restricted Shares, but only if the Executive, in his sole discretion, intends to make such election.

3.       Restrictions.

     The Restricted Shares are being awarded to Executive subject to the transfer and forfeiture restrictions set forth below (the "Restrictions"), which shall lapse after the expiration of the periods described in paragraph 4 below.

(a)      Transfer.

     Executive may not directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer any of the Restricted Shares still subject to Restrictions without the written consent of the Company.

(b)      Forfeiture.

     Upon involuntary termination of Executive's employment with the Company or any subsidiary of the Company for cause, as defined below, all Restricted Shares still subject to Restrictions shall be returned to or canceled by the Company, appropriately adjusted for any change in the capital stock of the Company by reason of any stock dividend or distribution, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any similar change affecting the capital stock of the Company, which has occurred after the date hereof, and shall be deemed to have been forfeited by Executive. Upon a forfeiture of Executive's Restricted Shares due to for cause involuntary termination, the Company will not be obligated to pay Executive any consideration whatsoever for the forfeited Restricted Shares.

  For purposes of this Restricted Stock Award, the following shall constitute terminable actions "for cause":

 (i) A final felony conviction shall be entered against Executive after all appeals have been exhausted;

 (ii) A final civil judgment shall be entered after all appeals have been exhausted in which there is a finding of Executive's fraud or dishonesty whether or not involving the Company;

 (iii) Refusal by Executive to perform "Reasonable Duties" assigned to Executive provided Executive shall fail to correct any such failure within thirty (30) days after written notice ("Cure Period"); or

(iv) The Gaming Authorities in any Jurisdiction in which the Company shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in Executive's individual capacity.

4.       Lapse of Restrictions.

(b)      The Restrictions shall lapse on the first to occur, as follows:

(i) pursuant to the following vesting schedule so long as Executive is continuously employed by the Company through each vesting date and only to the extent of the vesting at each vesting date while so employed with Company:

o        20% on March 10, 2006;
o        40% on March 10, 2007;
o        60% on March 10, 2008;
o        80% on March 10, 2009;
o        100% on March 10, 2010;

 (ii) on the date the Executive's employment with the Company or any subsidiary of Company is terminated by the Company or any subsidiary of the Company for any reason except for cause;

 (iii) upon Executive's retirement so long as Executive has attained the age of 62 at the time of retirement;

 (iv)    on the date the  Executive  dies or becomes  permanently  disabled
         (as defined below) all remaining Restricted Shares shall no longer be subject to the Restrictions;

 (v) upon the "Change of Control" (as defined below) of the Company, all remaining Restricted Shares shall no longer be subject to the Restrictions; or

  (vi) the Compensation Committee, in its discretion, removes all or any part of the restrictions upon a medical/education hardship application by the Executive to the Compensation Committee.

For purposes of this Restricted Stock Award, Executive shall be considered "permanently disabled" if he has a terminal illness or he becomes physically or mentally incapacitated or permanently disabled to the extent that Executive is unable to perform his services for the Company, as evidenced by the written confirmation of an independent physician selected by the Company and not unreasonably rejected by Executive or his legal representatives.

For purposes of this Restricted Stock Award, "Change of Control" shall mean the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more companies as a result of which the owners of all of the outstanding shares of Common Stock immediately prior to such reorganization, merger or consolidation own in the aggregate less than 50% of the outstanding shares of Common Stock of the Company or any other entity into which the Company shall be merged or consolidated immediately following the consummation thereof, or the sale, transfer or other disposition of all or substantially all of the assets or more than 50% of the then outstanding shares of Common Stock of the Company. Upon any such Change of Control (i) this Restricted Stock Award shall accelerate to become fully vested; and (ii) to the extent required by the terms of the transaction constituting a "Change of Control", Executive shall be obligated to participate in the Change of Control on the same terms and conditions as other holders of the Common Stock.

(b) To the extent the Restrictions shall have lapsed under this paragraph 4 with respect to any portion of the Restricted Shares subject to this Award, those shares (the "Vested Shares") will be free of the terms and conditions of this Award.

5.       Adjustments.

If there is any change in the capital stock of the Company as described in paragraph 3(b), the terms "Restricted Shares" and "Vested Shares" shall include any shares or other securities that Executive receives or becomes entitled to receive as a result of Executive's ownership of the original Restricted Shares.

6.      Release Of All Claims.

The delivery of Restricted Shares pursuant to this Award is further conditioned upon Executive's execution and delivery of a Release Of All Claims with the
Company  in  substantially   the  form  attached  hereto  as  Exhibit  "A".

7.      Restrictive Legend.

Executive will be issued a copy of the stock certificates with respect to the Restricted Shares, as described in paragraph 2. Such certificates shall be registered in Executive's name and shall be inscribed with a legend evidencing the Restrictions and forfeiture provisions hereof, the Stock Transfer Agreement, and such additional legend as may be required to comply with the Securities Act of 1933, as amended and applicable state securities laws. From time to time, at the request of the Executive, the Company will issue new certificates without the legend evidencing the Restrictions and forfeiture provisions hereof with respect to shares that have become Vested Shares in accordance with paragraph 4.

8.      Custody.

All certificates representing the Restricted Shares (other than Vested Shares) shall be deposited with the Company. The Company is hereby authorized to cause the transfer to come into its name of all certificates representing the Restricted Shares which are forfeited to the Company pursuant to paragraph 3 hereof. Certificates representing shares as to which the Restrictions have lapsed shall, subject to any applicable securities law restrictions or any restrictions imposed by the Stock Transfer Agreement, be delivered by the Company to Executive or Executive's personal representative.

9.       Voting and Other Rights.

 (a) Upon the registration of the Restricted Shares in Executive's name, Executive shall have all of the rights and status as a stockholder of the Company with respect to the Restricted Shares, including the right to vote such shares and to receive dividends or other distributions thereon.

 (b) The granting of the Restricted Shares does not confer upon Executive any right to continue in the employ of the Company.

10.      Withholding Taxes.

The award or other transfer of the Restricted Shares, and the lapse of Restrictions on the Restricted Shares, shall be conditioned further on any applicable withholding taxes having been collected by lump sum payroll deduction or direct payment to the Company.

11.      Resolution of Disputes.

This Agreement shall be controlled by Nevada law (except to the extent preempted by federal law).

                  IN WITNESS WHEREOF, the parties have caused this Award of Restricted Shares to be effective as of the day and year first above written.



EXECUTIVE                              RIVIERA HOLDINGS CORPORATION





By: ______________________________  By: _____________________________
      RONALD P. JOHNSON                  WILLIAM L. WESTERMAN
                                          Its:   Chairman


                                     RESTRICTED STOCK AWARD



     THIS RESTRICTED STOCK AWARD ("Award") effective the 10th day of March, 2005, between Riviera Holdings Corporation ("RHC"), a Nevada Corporation (hereinafter referred to as "Company"), its wholly owned subsidiary, Riviera Operating Corporation ("ROC"), and ROBERT VANNUCCI (hereinafter referred to as "Executive").

                                                     WITNESSETH:

     WHEREAS, the Company believes it to be in the best interests of the Company and its stockholders for officers and employees of the Company to obtain or increase their stock interest in the Company in order that they will thus have a greater incentive to work for and manage the Company's affairs in such a way that its shares may become more valuable; and

WHEREAS, the Executive is employed by ROC as an officer or employee;

     NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      Award of Shares.

The Company hereby grants to Executive a total of SIXTY THOUSAND (60,000) shares (the "Restricted Shares") of Common Stock, $.001 par value per share, of the Company ("Common Stock"), subject to the terms and conditions detailed below.


2. Closing.

The transfer of the Restricted Shares (the "Closing") shall occur simultaneously with the execution of this Award. Concurrently with the execution of this Award,
(i) the Company shall arrange to have delivered to the Executive a copy of a certificate representing the Restricted Shares which shall contain the legend set forth in paragraph 7; (ii) the Executive shall have delivered to the Company a duly executed Release Of All Claims regarding the attempted grant of options on or about July 15, 2003 under the Company's 1993 Employee Stock Option Plan; and (iii) the Executive shall have delivered a duly signed Section 83(b) election with respect to the grant of Restricted Shares, but only if the Executive, in his sole discretion, intends to make such election.

3. Restrictions.

The Restricted Shares are being awarded to Executive subject to the transfer and forfeiture restrictions set forth below (the "Restrictions"), which shall lapse after the expiration of the periods described in paragraph 4 below.

(a)      Transfer.

     Executive may not directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer any of the Restricted Shares still subject to Restrictions without the written consent of the Company.

(b)      Forfeiture.

     Upon involuntary termination of Executive's employment with the Company or any subsidiary of the Company for cause, as defined below, all Restricted Shares still subject to Restrictions shall be returned to or canceled by the Company, appropriately adjusted for any change in the capital stock of the Company by reason of any stock dividend or distribution, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any similar change affecting the capital stock of the Company, which has occurred after the date hereof, and shall be deemed to have been forfeited by Executive. Upon a forfeiture of Executive's Restricted Shares due to for cause involuntary termination, the Company will not be obligated to pay Executive any consideration whatsoever for the forfeited Restricted Shares.

  For purposes of this Restricted Stock Award, the following shall constitute terminable actions "for cause":

 (i) A final felony conviction shall be entered against Executive after all appeals have been exhausted;

 (ii) A final civil judgment shall be entered after all appeals have been exhausted in which there is a finding of Executive's fraud or dishonesty whether or not involving the Company;

 (iii) Refusal by Executive to perform "Reasonable Duties" assigned to Executive provided Executive shall fail to correct any such failure within thirty (30) days after written notice ("Cure Period"); or

(iv) The Gaming Authorities in any Jurisdiction in which the Company shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in Executive's individual capacity.

4.       Lapse of Restrictions.

(b)      The Restrictions shall lapse on the first to occur, as follows:

(i) pursuant to the following vesting schedule so long as Executive is continuously employed by the Company through each vesting date and only to the extent of the vesting at each vesting date while so employed with Company:

o        20% on March 10, 2006;
o        40% on March 10, 2007;
o        60% on March 10, 2008;
o        80% on March 10, 2009;
o        100% on March 10, 2010;

 (ii) on the date the Executive's employment with the Company or any subsidiary of Company is terminated by the Company or any subsidiary of the Company for any reason except for cause;

 (iii) upon Executive's retirement so long as Executive has attained the age of 62 at the time of retirement;

 (iv)    on the date the  Executive  dies or becomes  permanently  disabled
         (as defined below) all remaining Restricted Shares shall no longer be subject to the Restrictions;

 (v) upon the "Change of Control" (as defined below) of the Company, all remaining Restricted Shares shall no longer be subject to the Restrictions; or

  (vi) the Compensation Committee, in its discretion, removes all or any part of the restrictions upon a medical/education hardship application by the Executive to the Compensation Committee.

For purposes of this Restricted Stock Award, Executive shall be considered "permanently disabled" if he has a terminal illness or he becomes physically or mentally incapacitated or permanently disabled to the extent that Executive is unable to perform his services for the Company, as evidenced by the written confirmation of an independent physician selected by the Company and not unreasonably rejected by Executive or his legal representatives.

For purposes of this Restricted Stock Award, "Change of Control" shall mean the dissolution or liquidation of the Company, or a reorganization, merger or consolidation of the Company with one or more companies as a result of which the owners of all of the outstanding shares of Common Stock immediately prior to such reorganization, merger or consolidation own in the aggregate less than 50% of the outstanding shares of Common Stock of the Company or any other entity into which the Company shall be merged or consolidated immediately following the consummation thereof, or the sale, transfer or other disposition of all or substantially all of the assets or more than 50% of the then outstanding shares of Common Stock of the Company. Upon any such Change of Control (i) this Restricted Stock Award shall accelerate to become fully vested; and (ii) to the extent required by the terms of the transaction constituting a "Change of Control", Executive shall be obligated to participate in the Change of Control on the same terms and conditions as other holders of the Common Stock.

(b) To the extent the Restrictions shall have lapsed under this paragraph 4 with respect to any portion of the Restricted Shares subject to this Award, those shares (the "Vested Shares") will be free of the terms and conditions of this Award.

5.       Adjustments.

If there is any change in the capital stock of the Company as described in paragraph 3(b), the terms "Restricted Shares" and "Vested Shares" shall include any shares or other securities that Executive receives or becomes entitled to receive as a result of Executive's ownership of the original Restricted Shares.

6.      Release Of All Claims.

The delivery of Restricted Shares pursuant to this Award is further conditioned upon Executive's execution and delivery of a Release Of All Claims with the
Company  in  substantially   the  form  attached  hereto  as  Exhibit  "A".

7.      Restrictive Legend.

Executive will be issued a copy of the stock certificates with respect to the Restricted Shares, as described in paragraph 2. Such certificates shall be registered in Executive's name and shall be inscribed with a legend evidencing the Restrictions and forfeiture provisions hereof, the Stock Transfer Agreement, and such additional legend as may be required to comply with the Securities Act of 1933, as amended and applicable state securities laws. From time to time, at the request of the Executive, the Company will issue new certificates without the legend evidencing the Restrictions and forfeiture provisions hereof with respect to shares that have become Vested Shares in accordance with paragraph 4.

8.      Custody.

All certificates representing the Restricted Shares (other than Vested Shares) shall be deposited with the Company. The Company is hereby authorized to cause the transfer to come into its name of all certificates representing the Restricted Shares which are forfeited to the Company pursuant to paragraph 3 hereof. Certificates representing shares as to which the Restrictions have lapsed shall, subject to any applicable securities law restrictions or any restrictions imposed by the Stock Transfer Agreement, be delivered by the Company to Executive or Executive's personal representative.

9.       Voting and Other Rights.

 (a) Upon the registration of the Restricted Shares in Executive's name, Executive shall have all of the rights and status as a stockholder of the Company with respect to the Restricted Shares, including the right to vote such shares and to receive dividends or other distributions thereon.

 (b) The granting of the Restricted Shares does not confer upon Executive any right to continue in the employ of the Company.

10.      Withholding Taxes.

The award or other transfer of the Restricted Shares, and the lapse of Restrictions on the Restricted Shares, shall be conditioned further on any applicable withholding taxes having been collected by lump sum payroll deduction or direct payment to the Company.

11.      Resolution of Disputes.

This Agreement shall be controlled by Nevada law (except to the extent preempted by federal law).

                  IN WITNESS WHEREOF, the parties have caused this Award of Restricted Shares to be effective as of the day and year first above written.



EXECUTIVE                              RIVIERA HOLDINGS CORPORATION



By: ______________________________  By: _____________________________
      ROBERT VANNUCCI                     WILLIAM L. WESTERMAN
                                           Its:   Chairman